Exhibit

32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS

ADOPTED PURSUANT TO SECTION 906 OF

THE

SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of SalesTactix, Inc. (the "Company") on Form 10-QSB for the quarterly period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Lefevre, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: June 17, 2005                                                                                                                                  By:  /s/ George Lefevre

                                                                                                                                                     George Lefevre, Chief Financial Officer